UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2005

US Biodefense, Inc.
(Exact name of Registrant as specified in charter)

Utah	000-31431	33-0052057
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13674 E. Valley Blvd.
City of Industry, CA	91746
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 961-8039

(Former Name or Former Address, if Changed Since Last Report)

Section 4 – Matters Relating to Accountants and Financial Statements

Item 4.01.  Changes in Registrant’s Certifying Accountant

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On March 17, 2005, the Board of Directors of the Company approved the dismissal of Beckstead and Watts, LLP as its principal certifying accountants.  None of the reports of Beckstead and Watts, LLP on the financial statements of the Company contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: Beckstead and Watts, LLP’s report on our financial statements as of and for the year ended November 30, 2003 contained a separate paragraph, stating that:

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in Note 3 to the financial statements, the Company has had limited operations and have not commenced planned principal operations.  This raises substantial doubt about its ability to continue as a going concern.  Management’s plans in regard to these matters are also described in Note 3.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

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During the Company’s two most recent fiscal years and during any subsequent interim periods preceding the date of termination, there were no disagreements with Beckstead and Watts, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to Beckstead and Watts, LLP’s satisfaction, would have caused them to refer to the subject matter of the disagreement(s) in connection with their report; and there were no "reportable events" as defined in Item 304 (a)(1)(v) of the Securities and Exchange Commission's Regulation S-K.

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While auditing the Company’s financial statements for the year ended November 30, 2004, Beckstead and Watts, LLP notified management of the Company of certain transactions, which may have been made in violation of Section 402 (a) of the Sarbanes-Oxley Act of 2002.  Beckstead and Watts, LLP discussed a possible expansion of audit procedures.  In relation to such expanded audit procedures, Beckstead and Watts, LLP proposed a substantial increase in audit fees.

As of March 18, 2004, the Company has subsequently engaged E. Randall Gruber, CPA as its independent accountants for the fiscal year ending November 30, 2004.  During the most recent two fiscal years, neither the Company nor anyone engaged on its behalf has consulted with E. Randall Gruber, CPA regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v) of Regulation S-K).

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The Company has furnished Beckstead and Watts, LLP with a copy of the disclosures under this Item 4 and has requested that Beckstead and Watts, LLP provide a letter addressed to the SEC stating whether or not they agree with the statements made herein or stating the reasons in which they do not agree.  The letter from Beckstead and Watts, LLP is filed herewith.

Item 7.  Exhibits

16  Letter from Beckstead and Watts, LLP

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signature	Title	Date

/s/ David Chin	President and	March 31, 2005
David Chin	Director